                                                                  [Pioneer Logo]

Pioneer India
Fund

SEMIANNUAL REPORT 4/30/98

Table of Contents
--------------------------------------------------------------------------------

Letter from the Chairman                      1

Portfolio Summary                             2

Performance Update                            3

Portfolio Management Discussion               6

Schedule of Investments                      10

Financial Statements                         14

Notes to Financial Statements                20

Report of Independent Public Accountants     26

Trustees, Officers and Service Providers     27

Retirement Plans from Pioneer                28

Pioneer India Fund

================================================================================
LETTER FROM THE CHAIRMAN 4/30/98
================================================================================

Dear Shareowner,
--------------------------------------------------------------------------------

I am pleased to introduce this report for Pioneer India Fund, covering the six months ended April 30, 1998. On behalf of the Fund's investment team, I thank you for your interest and this opportunity to comment briefly on today's investing environment.

The last six months were a remarkable period on the global economic stage. As the period opened, we saw how interdependent countries have become within a greater global economy. The economic crisis that began with Thailand in mid-1997 had spread and more Asian economies had crashed, their currencies devalued. Asia's troubles instigated the Dow Jones Industrial Average's largest single-day point drop while other markets around the world also reacted violently. When the Dow recovered quickly, including its biggest one-day point gain, it helped bring confidence back to many international markets, especially Europe.

We also saw the idea of a unified Europe with a single currency take root and grow during the period. This historical course further illustrated the importance of the burgeoning global economy and the drive by nations and regions to remain competitive within it.

As the rest of the world looked for a competitive advantage so too did India. Economic reform continued, even in the face of political change. Unfortunately, as this report goes to press, India also initiated a series of nuclear tests that put the world and the region on edge. The United States has issued sanctions against India although the global community has not. We hope this crisis will soon pass and India will get on with the business of building its economy. We are confident that the world's largest democracy of nine hundred million people still offers considerable long-term investment potential.

I encourage you to read on to learn more about your Fund. Please contact your investment professional or us at 1-800-225-6292, if you have questions about Pioneer India Fund.

Respectfully,

/s/ John F. Cogan, Jr.
    John F. Cogan, Jr.,
    Chairman and President

Pioneer India Fund

PORTFOLIO SUMMARY 4/30/98

P o r t f o l i o    D i v e r s i f i c a t i o n
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)


--------------------------------- [Pie Chart] ----------------------------------

               International Common Stocks 78.5%
               Depositary Receipts for International Stocks 21.3%
               Corporate Bonds 0.1%
               Warrants  0.1%

--------------------------------------------------------------------------------


S e c t o r   D i s t r i b u t i o n
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

--------------------------------- [Pie Chart] ----------------------------------

                         Technology 20%
                         Energy 17%
                         Financial 12%
                         Capital Goods 12%
                         Healthcare 10%
                         Basic Materials 10%
                         Consumer Cyclicals 9%
                         Communication Services 9%
                         Utilities 1%

--------------------------------------------------------------------------------


1 0   L a r g e s t   H o l d i n g s
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

  1. Bharat Petroleum Ltd.    5.23%          6. Videsh Sanchar Nigam Ltd.    3.70%
                                                (G.D.R.)
  2. Satyam Computer          4.65           7. Pentafour Software &         3.25
     Services                                    Exports Ltd. (G.D.R.)
  3. Hindustan Petroleum      4.47           8. Mahanagar Telephone          3.19
     Corp. Ltd.                                 Nigam Ltd.
  4. Larsen & Toubro Ltd.     4.15           9. Ranbaxy Laboratories Ltd.    3.16
     (G.D.R.)
  5. Tata Infotech Ltd.       3.81          10. Oil & Natural Gas            3.05
                                                Commission Ltd.

2  Fund holdings will vary for other periods.

Pioneer India Fund

================================================================================
PERFORMANCE UPDATE 4/30/98                                        CLASS A SHARES
================================================================================
S h a r e    P r i c e s    a n d    D i s t r i b u t i o n s
--------------------------------------------------------------------------------


Net Asset Value
per Share                     4/30/98         10/31/97
                              $7.06           $7.14

 Distributions per Share      Income          Short-Term          Long-Term
(10/31/97-4/30/98)            Dividends       Capital Gains       Capital Gains
                                 --               --                   --



I n v e s t m e n t  R e t u r n s
--------------------------------------------------------------------------------
 The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer India Fund at public offering price, compared to the growth of the MSCI Emerging Markets Asia Free Index. India is just one component of the Index.

Average Annual Total Returns
(As of April 30, 1998)

                   Net Asset     Public Offering
    Period          Value           Price*

    Life-of-Fund     -11.86%      -13.20%
    (6/23/94)

    1 Year            -4.85       -10.29

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvest- ment of distributions at net asset value.

------------------------------- [Mountain Chart] -------------------------------

Growth of $10,000+

                                     Pioneer          MSCI Emerging
                                      India           Markets Asia
                                      Fund*            Free Index

                 6/30/94               9425              10000
                                       9574              10364
                10/31/94               9246              11317
                                       7620               9087
                 4/30/95               7538               9306
                                       7981              10425
                10/31/95               6955               9455
                                       6520               9924
                 4/30/96               8252              11035
                                       6988               9746
                10/31/96               5707               9613
                                       5772              10154
                 4/30/97               6093               9676
                                       6914               9903
                10/31/97               5863               6140
                                       4672               4894
                 4/30/98               5797               5419

--------------------------------------------------------------------------------


+    Index comparison begins 6/30/94. The Morgan Stanley Capital International
     (MSCI) Emerging Markets Asia Free Index is an unmanaged, capitalization-weighted measure of securities trading in 10 Asian emerging markets; it reflects only those securities available to foreign inves tors. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

     Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer India Fund

================================================================================
PERFORMANCE UPDATE 4/30/98                                        CLASS B SHARES
================================================================================
S h a r e   P r i c e s   a n d   D i s t r i b u t i o n s
--------------------------------------------------------------------------------


 Net Asset Value
 per Share                  4/30/98         10/31/97
                            $6.87           $6.96

Distributions per Share     Income          Short-Term          Long-Term
(10/31/97 - 4/30/98)        Dividends       Capital Gains       Capital Gains
                               --               --                   --


I n v e s t m e n t   R e t u r n s
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer India Fund, compared to the growth of the MSCI Emerging Markets Asia Free Index. India is just one component of the Index.The mountain chart on the right shows the growth of a The mountain chart on the right

Average Annual Total Returns
(As of April 30, 1998)

                 Net Asset     Public Offering
  Period           Value          Price*

  Life-of-Fund     -12.51%      -13.20%
  (6/23/94)

  1 Year            -5.24        -9.03

* Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

------------------------------- [Mountain Chart] -------------------------------

Growth of $10,000+

                                     Pioneer         MSCI Emerging
                                      India          Markets Asia
                                      Fund*           Free Index

                 6/30/94              10000             10000
                                      10157             10364
                10/31/94               9783             11317
                                       8048              9087
                 4/30/95               7944              9306
                                       8396             10425
                10/31/95               7309              9455
                                       6839              9924
                 4/30/96               8614             11035
                                       7283              9746
                10/31/96               5925              9613
                                       5995             10154
                 4/30/97               6308              9676
                                       7152              9903
                10/31/97               6056              6140
                                       4820              4894
                 4/30/98               5798              5419

--------------------------------------------------------------------------------

+    Index comparison begins 6/30/94. The Morgan Stanley Capital International
     (MSCI) Emerging Markets Asia Free Index is an unmanaged, capitalization-weighted measure of securities trad ing in 10 Asian emerging markets; it reflects only those securities available to foreign inves tors. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

     Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer India Fund

================================================================================
PERFORMANCE UPDATE 4/30/98                                        CLASS C SHARES
================================================================================
S h a r e   P r i c e s   a n d   D i s t r i b u t i o n s
--------------------------------------------------------------------------------

 Net Asset Value
 per Share                  4/30/98         10/31/97
                            $6.84           $6.93

 Distributions per Share    Income          Short-Term          Long-Term
 (10/31/97 - 4/30/98)       Dividends       Capital Gains       Capital Gains
                               --               --                   --

I n v e s t m e n t   R e t u r n s
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer India Fund, compared to the growth of the MSCI Emerging Markets Asia Free Index. India is just one component of the Index.

Average Annual Total Returns
(As of April 30, 1998)

                   Net Asset     Public Offering
  Period             Value            Price*
  Life-of-Fund     -5.94%        -5.94%
  (1/31/96)

  1 Year           -5.26         -5.26

* Assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to investments sold within one year of purchase.

------------------------------- [Mountain Chart] -------------------------------

Growth of $10,000

                                     Pioneer          MSCI Emerging
                                      India           Markets Asia
                                      Fund*            Free Index

                1/31/96               10000             10000
                                      12548             11119
                7/31/96               10611              9820
                                       8637              9686
                1/31/97                8739             10231
                                       9197              9750
                7/31/97               10433              9979
                                       8841              6187
                1/31/98                7019              4931
                4/30/98                8713              5461

--------------------------------------------------------------------------------

The Morgan Stanley Capital International (MSCI) Emerging Markets Asia Free Index is an unmanaged, capitalization-weighted measure of securities trading in 10 Asian emerging markets; it reflects only those securities available to foreign investors. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer India Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 4/30/98
--------------------------------------------------------------------------------


Dear Shareowner,
--------------------------------------------------------------------------------

Political change and economic reform within India, as well as the lingering effects of Asia's recent economic turmoil continued to reshape investment opportunity for Pioneer India Fund. We moved the Fund into new industries such as pharmaceuticals and software, and dramatically reduced positions in finance and hotels. At the same time, we bolstered the presence of industrial sectors oil, construction, and engineering - we think will benefit from India's renewed focus on large investments in the infrastructure sector. We believe our years of experience in India and in researching value-oriented investments helped us to pick securities selectively and successfully in recent months.

Although Class A Shares posted a total return at net asset value of -1.12% for the six months through April, that return outperformed the -10.92% average of the 82 funds in the Lipper Pacific Ex-Japan Funds category. In the same six-month period, Class B Shares had a total return at net asset value of -1.29% while Class C Shares returned -1.30%. In the three months through April 30, the Fund's Class A Shares generated a total return of 24.08% at net asset value compared to the 7.47% average of the 82 funds in the Lipper Pacific Ex-Japan Funds category. Class B Shares returned 24.01% and Class C Shares gained 24.14% for the same period.

We continue to be confident, albeit careful, value-oriented and contrarian investors in the world's largest democracy. For long-term investors, we believe India provides great potential.


Economic Reform Moves Forward, Despite Political Change

Parliament's dissolution in December of 1997 continued the unsettled political climate in India. The ensuing election, the second in two years, gave India its third coalition government in that same period. At the head of this new coalition is the Bharatiya Janta Party (BJP).

Within the BJP two distinct factions seem to mirror the problems and promise of greater India. One wing of the party, comprised of Hindu-nationalists, has focused on India's place in the world power structure. (They made themselves known to the international community with the

Pioneer India Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

testing of nuclear devices just after this reporting period.) A second wing of the party is made up of center-leaning professionals and business people. Their interests have focused on the continued dismantling of India's socialist economic structure and the push forward with policies to further India's economic potential. How the two groups work together to lead the current Indian government will bear watching over the coming months.

India came out of the recent Asian economic crisis relatively unscathed, thanks in part to its tight-fisted monetary policy. The Reserve Bank of India (RBI) took concerted measures to protect the rupee, stabilizing it while many other Asian currencies collapsed. And finally, despite the recent change in governments, the much awaited deregulation of the Indian oil sector not only moved ahead as planned but was actually accelerated by the new party in power. We believe India's commitment to economic reform will eventually lead to economic prosperity.

Despite political upheavals, India's changing government was relatively consistent in its efforts to deregulate the economy and push through economic reforms. On the day before the government turned over in December, the cabinet, in the midst of political chaos, approved one of the largest issues of global depositary receipts ever from India. Mahanagar Telephone Nigam Ltd. raised $358 million as this massive deal was able to move forward successfully despite the politics swirling around it.


Selectivity and Value-Oriented Investing

During this period of change, carefully selecting investments was essential. Research, experience and knowledge of the macro political and economic factors in India were more important than ever.

One success story was your Fund's participation in the giant Mahanagar Telephone Nigam GDR issue. We sold half of the Fund's direct shares and replaced them with GDRs. Despite ongoing political uncertainty, we anticipated that these issues would soon trade at a premium and, by period end, they were.

As mentioned, we also shifted the portfolio in the past six months. Politics and further economic reform revealed new investment opportunities

Pioneer India Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 4/30/98                              (continued)
--------------------------------------------------------------------------------


and we moved to take advantage of them. The accelerated deregulation of the oil industry led us to significantly increase our holdings in Bharat Petroleum, pushing it to the top of the Fund's list of 10 largest investments. With Hindustan Petroleum and Oil & Natural Gas Commission, there are now three representatives from the oil and gas sector among the Fund's 10 largest investments.

We added pharmaceutical stocks, with the belief that these companies should be able to advance regardless of the region's economic condition. We doubled our investment in Ranbaxy Laboratories, which makes generic drugs and is expanding globally. The Indian government's focus on infrastructure (such as bridges and roadways) kept Larsen and Toubro, whose major operations are engineering, construction and cement, in our list of 10 largest holdings.

In our strongest move of the period, we significantly increased investments in the Indian software and computer industry. Satyam Computer Services and Pentafour Software & Exports are both new to the Fund and reside in the Fund's list of 10 largest holdings with another technology company, Tata Infotech.

On the other side of the coin, we reduced positions in the hotel industry and finance sector. We anticipate that both leisure and business travel in India will slow. The devalued currencies of surrounding Asian countries make India a more expensive destination and business travel will also face a slowdown given the national elections. In the sector we reduced our position in Indian Hotels and East India Hotels. In the finance sector, we expect economic conditions to negatively affect loan portfolios and have reduced our weighing in this sector. This included reducing our position in Industrial Credit and Investment Corporation of India.


India's Foundation for the Future

Although any investment concentrated in one country presents risks - including currency fluctuations, different accounting standards and illiquidity - we believe Pioneer India Fund offers great potential for the long-term investor. India, to this point, has maintained the momentum of its eco-

Pioneer India Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

nomic reform despite political change and we believe it is laying the foundation for a prosperous and dynamic economy.

With careful and informed optimism, we will continue to position your Fund for the greatest investment potential in this exciting region of the world. Thank you for investing in Pioneer India Fund.

Respectfully,

/s/ Mark H. Madden
    Mark H. Madden,
    Portfolio Manager

Pioneer India Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 4/30/98
--------------------------------------------------------------------------------

Principal
Amount                                                                        Value
                 CORPORATE BONDS - 0.1%
$  28,000        Gujarat Optical, 14.0%, 12/31/99 (Convertible)               $        0
    5,000        Vindhya Telelinks, Part B, 16.0%, 3/31/02                         6,295
                                                                              ----------
                 Total Corporate Bonds
                 (Cost $49,092)                                               $    6,295
                                                                              ----------
Shares

                 COMMON STOCKS - 99.8%
                 Basic Materials - 9.7%
                 Aluminum - 3.5%
    6,050        Hindalco Industries Ltd.                                     $  115,013
    7,000        Hindalco Industries Ltd. (G.D.R.)                               134,750
  308,600        National Aluminum Co. Ltd.                                      271,574
                                                                              ----------
                                                                              $  521,337
                                                                              ----------
                 Agricultural Products - 1.3%
  168,400        Indo Gulf Fertilizers and Chemicals Corp., Ltd. (G.D.R.)     $  193,660
                                                                              ----------
                 Chemicals - 3.6%
   10,150        Ciba Specialty Chemicals Ltd.*                               $   24,203
1,000,000        Kothari Petrochem Ltd.*                                          55,395
   40,050        Reliance Industries Ltd.                                        190,493
   29,700        Reliance Industries Ltd. (G.D.R.)*                              271,013
                                                                              ----------
                                                                              $  541,104
                                                                              ----------
                 Iron & Steel - 1.3%
   52,100        Tata Iron & Steel Co. Ltd.                                   $  198,089
                                                                              ----------
                 Total Basic Materials                                        $1,454,190
                                                                              ----------
                 Capital Goods - 11.6%
                 Construction (Cement & Aggregates) - 2.2%
        4        Associated Cement Companies Ltd.                             $      157
      218        Gujarat Ambuja Cements Ltd.                                       1,672
   24,000        Gujarat Ambuja Cements Ltd. (G.D.R.)                            179,400
  100,000        India Cements Ltd. (G.D.R.)                                     143,750
    1,550        Raasi Cement Ltd.                                                 9,601
                                                                              ----------
                                                                              $  334,580
                                                                              ----------
                 Engineering & Construction - 5.2%
  214,000        Alsa Construction & Housing Ltd.*                            $   13,201
   51,850        Carborandum Universal Ltd.                                      120,111

10  The accompanying notes are an integral part of these financial statements.

Pioneer India Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                                        Value
                 Engineering & Construction - (continued)
    3,970        Larsen & Toubro Ltd.                                         $   25,255
   48,000        Larsen & Toubro Ltd. (G.D.R.)                                   622,800
                                                                              ----------
                                                                              $  781,367
                                                                              ----------
                 Electrical Equipment - 4.2%
   21,450        Asea Brown Boveri Ltd.                                       $  323,384
   17,000        Bharat Heavy Electricals Ltd.                                   168,224
   18,700        Siemens India Ltd.*                                             132,922
                                                                              ----------
                                                                              $  624,530
                                                                              ----------
                 Total Capital Goods                                          $1,740,477
                                                                              ----------
                 Communication Services - 9.1%
                 Telephone - 9.1%
   75,500        Mahanagar Telephone Nigam Ltd.                               $  479,063
   14,000        Mahanagar Telephone Nigam Ltd. (G.D.R.)*                        225,750
    6,000        Videsh Sanchar Nigam Ltd.                                       117,084
   45,300        Videsh Sanchar Nigam Ltd. (G.D.R.)                              554,925
                                                                              ----------
                 Total Communication Services                                 $1,376,822
                                                                              ----------
                 Consumer Cyclicals - 8.5%
                 Automobiles - 5.4%
   29,550        Bajaj Auto Ltd.                                              $  443,269
   25,650        TVS Suzuki Ltd.                                                 362,646
                                                                              ----------
                                                                              $  805,915
                                                                              ----------
                 Auto Parts & Equipment - 0.7%
    3,525        SKF Bearings India Ltd.                                      $  106,509
                                                                              ----------
                 Household Furniture & Appliances - 0.0%
    2,206        Videocon International Ltd.                                  $    5,066
                                                                              ----------
                  Lodging/Hotels - 2.4%
      269        East India Hotels Ltd.                                       $    2,526
  104,600        East India Hotels Associated Ltd.                               127,079
   17,100        Indian Hotels Co. Ltd.                                          228,093
                                                                              ----------
                                                                              $  357,698
                                                                              ----------
                 Total Consumer Cyclicals                       `             $1,275,188
                                                                              ----------
                 Energy - 17.1%
                 Oil & Gas (Refining & Marketing) - 14.1%
   78,000        Bharat Petroleum Ltd.                                        $  785,597
   38,000        Cochin Refineries Ltd.*                                         234,133

The accompanying notes are an integral part of these financial statements.    11

Pioneer India Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 4/30/98                                      (continued)
--------------------------------------------------------------------------------

Shares                                                                       Value
                 Oil & Gas (Refining & Marketing) - (continued)
   66,000        Hindustan Petroleum Corp. Ltd.                              $   670,968
   20,000        Hindustan Petroleum Corp. Ltd. (New E Shares)*                  203,324
  131,600        Madras Refineries Ltd.                                          217,373
                                                                              ----------
                                                                              $2,111,395
                                                                              ----------
                 Oil & Gas (Production/Exploration) - 3.0%
   67,008        Oil & Natural Gas Commission Ltd.                            $  457,743
                                                                              ----------
                 Total Energy                                                 $2,569,138
                                                                              ----------
                 Financial - 12.3%
                 Banks (Major Regional) - 5.9%
    1,100        Bank of Baroda (E Shares)*                                   $    3,229
  200,000        Bank of India                                                   245,499
   25,300        Federal Bank Ltd.                                                60,009
    3,600        Oriental Bank of Commerce                                         5,738
   46,550        State Bank of India                                             337,565
   12,000        State Bank of India (G.D.R.)                                    228,000
                                                                              ----------
                                                                              $  880,040
                                                                              ----------
                 Financial (Diversified) - 6.4%
    4,000        Housing Development Finance Corp. Ltd.                       $  325,016
  160,690        Industrial Credit & Investment Corp. of India Ltd.              426,052
   50,000        Pakistan Investment Fund Inc.                                   218,750
                                                                              ----------
                                                                              $  969,818
                                                                              ----------
                 Total Financial                                              $1,849,858
                                                                              ----------
                 Healthcare - 10.2%
                 Healthcare (Diversified) - 1.7%
   26,900        Novartis India Ltd.                                          $  254,336
                                                                              ----------
                 Healthcare (Drugs/Major Pharmaceuticals) - 8.5%
    9,600        Cipla Ltd.                                                   $  180,929
   22,600        E. Merck Ltd.                                                   164,514
   18,050        Glaxo India Ltd.                                                174,069
    2,500        Hoechst Marion Roussel Ltd.                                      30,577
   15,500        Pfizer Ltd.                                                     249,097
   28,400        Ranbaxy Laboratories Ltd.                                       474,466
                                                                              ----------
                                                                              $1,273,652
                                                                              ----------
                 Total Healthcare                                             $1,527,988
                                                                              ----------

12  The accompanying notes are an integral part of these financial statements.

Pioneer India Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                                       Value

                 Technology - 20.3%
                 Computers (Software & Services) - 20.3%
    8,000        Infosys Technologies Ltd.                                   $   433,992
   12,500        NIIT Ltd.                                                       443,000
   20,000        Pentafour Software & Exports Ltd.                               409,291
   25,000        Pentafour Software & Exports Ltd. (G.D.R.)                      487,500
   60,000        Satyam Computer Services                                        698,351
   18,000        Tata Infotech Ltd.                                              571,975
                                                                             -----------
                 Total Technology                                            $ 3,044,109
                                                                             -----------
                 Utilities - 1.0%
                 Electric Companies - 1.0%
      550        BSES Ltd.                                                   $     2,536
  141,900        CESC Ltd. (G.D.R.)                                              152,543
                                                                             -----------
                 Total Utilities                                             $   155,079
                                                                             -----------
                 Total Common Stocks
                 (Cost $16,212,464)                                          $14,992,849
                                                                             -----------
                 WARRANTS - 0.1%
   70,000        CESC Ltd. (Class B)*                                        $         0
   48,000        Hotel Leelaventure Ltd.*                                         18,794
                                                                             -----------
                 Total Warrants                                              $    18,794
                                                                             -----------
                 (Cost $200,956)

                 TOTAL INVESTMENT IN SECURITIES - 100%
                 (Cost $16,462,512) (a) (b)                                  $15,017,938
                                                                             -----------
  * Non-income producing security.

(a) At April 30, 1998, the net unrealized loss on investments based on cost for federal income tax purposes of $16,476,533 was as follows:

     Aggregate gross unrealized gain for all investments in which
       there is an excess of value over tax cost                             $ 1,777,357
     Aggregrate gross unrealized loss for all investments in which there
       is an excess of tax cost over value                                    (3,235,952)
                                                                             -----------
    Net unrealized loss                                                      $(1,458,595)
                                                                             ===========
(b) At October 31, 1997, the Fund had a capital loss carryforward of
    $7,457,718 which will expire between 2002 and 2005 if not utilized.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended April 30, 1998 aggregated $4,912,203 and $9,118,430, respectively.

The accompanying notes are an integral part of these financial statements.    13

Pioneer India Fund
--------------------------------------------------------------------------------
BALANCE SHEET 4/30/98
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities, at value (cost $16,462,512)                 $15,017,938
  Cash                                                                       89,272
  Foreign currencies, at value                                            1,496,218
  Receivables -
   Investment securities sold                                               502,199
   Fund shares sold                                                          63,170
   Dividends, interest and foreign taxes withheld                            31,426
  Due from Pioneering Management Corporation                                 54,308
  Other                                                                       1,015
                                                                        -----------
    Total assets                                                        $17,255,546
                                                                        -----------
LIABILITIES:
  Payables -
   Investment securities purchased                                      $   671,818
   Fund shares repurchased                                                  503,720
  Due to affiliates                                                          22,697
  Accrued expenses                                                           61,054
                                                                        -----------
    Total liabilities                                                   $ 1,259,289
                                                                        -----------
NET ASSETS:
  Paid-in capital                                                       $28,155,459
  Accumulated net investment loss                                          (116,860)
  Accumulated net realized loss on investments
   and foreign currency transactions                                    (10,595,733)
  Net unrealized loss on investments                                     (1,444,574)
  Net unrealized loss on other assets and liabilities denominated in
   foreign currencies                                                        (2,035)
                                                                        -----------
    Total net assets                                                    $15,996,257
                                                                        ===========
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $7,454,649/1,056,211 shares)                        $      7.06
                                                                        ===========
  Class B (based on $7,911,886/1,152,472 shares)                        $      6.87
                                                                        ===========
  Class C (based on $629,722/92,111 shares)                             $      6.84
                                                                        ===========
MAXIMUM OFFERING PRICE:
  Class A                                                               $      7.49
                                                                        ===========

14  The accompanying notes are an integral part of these financial statements.

Pioneer India Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Six Months Ended 4/30/98

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $2,919)             $    74,528
  Interest                                                              6,743
                                                                  -----------
    Total investment income                                                         $    81,271
                                                                                    -----------
EXPENSES:
  Management fees                                                 $    97,737
  Transfer agent fees
   Class A                                                             28,941
   Class B                                                             19,994
   Class C                                                              1,623
  Distribution fees
   Class A                                                              5,221
   Class B                                                             37,725
   Class C                                                              3,348
  Accounting                                                           67,745
  Custodian fees                                                       92,874
  Registration fees                                                    18,621
  Professional fees                                                    45,488
  Printing                                                              6,416
  Fees and expenses of nonaffiliated trustees                           8,884
  Miscellaneous                                                        17,895
                                                                  -----------
    Total expenses                                                                  $   452,512
    Less management fees waived and expenses
      reimbursed by Pioneering Management Corporation                                  (250,039)
    Less fees paid indirectly                                                            (4,342)
                                                                                    -----------
    Net expenses                                                                    $   198,131
                                                                                    -----------
     Net investment loss                                                            $  (116,860)
                                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized loss from:
   Investments                                                    $(3,039,751)
   Other assets and liabilities denominated in foreign
     currencies                                                       (79,815)      $(3,119,566)
                                                                  -----------       -----------
  Change in net unrealized loss from:
   Investments                                                    $ 2,561,624
   Other assets and liabilities denominated in foreign
     currencies                                                         2,659       $ 2,564,283
                                                                  -----------       -----------
  Net loss on investments and foreign currency transactions                         $  (555,283)
                                                                                    -----------
  Net decrease in net assets resulting from operations                              $  (672,143)
                                                                                    ===========

The accompanying notes are an integral part of these financial statements.    15

Pioneer India Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Six Months Ended 4/30/98 and the Year Ended 10/31/97

                                                               Six Months
                                                                  Ended           Year Ended
FROM OPERATIONS:                                                 4/30/98           10/31/97
Net investment loss                                         $  (116,860)       $   (67,235)
Net realized loss on investments and foreign currency
  transactions                                               (3,119,566)        (4,655,748)
Change in net unrealized loss on investments and foreign
  currency transactions                                       2,564,283          5,135,041
                                                            -----------        -----------
  Net increase (decrease) in net assets resulting from
    operations                                              $  (672,143)       $   412,058
                                                            -----------        -----------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                            $ 2,649,747        $14,323,444
Cost of shares repurchased                                   (6,022,441)       (15,914,676)
                                                            -----------        -----------
  Net decrease in net assets resulting from
     fund share transactions                                $(3,372,694)       $(1,591,232)
                                                            -----------        -----------
  Net decrease in net assets                                $(4,044,837)       $(1,179,174)

NET ASSETS:
Beginning of period                                          20,041,094         21,220,268
                                                            -----------        -----------
End of period (including accumulated net investment
  loss of $116,860 and $0, respectively)                    $15,996,257        $20,041,094
                                                            ===========        ===========



CLASS A                       '98 Shares      '98 Amount        '97 Shares        '97 Amount
Shares sold                      244,721     $ 1,642,353           1,176,102     $ 8,627,795
Less shares repurchased         (568,440)     (3,620,721)         (1,582,733)    (11,400,215)
                                --------     -----------          ----------     -----------
  Net decrease                  (323,719)    $(1,978,368)           (406,631)    $(2,772,420)
                                ========     ===========          ==========     ===========
CLASS B
Shares sold                      143,845     $   869,147             626,809     $ 4,498,286
Less shares repurchased         (341,431)     (2,095,949)           (493,129)     (3,529,881)
                                --------     -----------          ----------     -----------
  Net increase (decrease)       (197,586)    $(1,226,802)            133,680     $   968,405
                                ========     ===========          ==========     ===========
CLASS C
Shares sold                       23,627     $   138,247             170,338     $ 1,197,363
Less shares repurchased          (47,299)       (305,771)           (136,733)       (984,580)
                                --------     -----------          ----------     -----------
  Net increase (decrease)        (23,672)    $  (167,524)             33,605     $   212,783
                                ========     ===========          ==========     ===========

16  The accompanying notes are an integral part of these financial statements.

Pioneer India Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 4/30/98
--------------------------------------------------------------------------------

                                                                                  Six Months
                                                                                    Ended            Year Ended
                                                                                   4/30/98           10/31/97
CLASS A
Net asset value, beginning of period                                               $  7.14           $  6.93
                                                                                   -------           -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                                      $ (0.04)          $ (0.01)
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions                                                                      (0.04)              0.22
                                                                                   -------           -------
  Net increase (decrease) from investment operations                               $ (0.08)          $  0.21
Distributions to shareholders:
 Net investment income                                                                  -                 -
                                                                                   -------           -------
Net increase (decrease) in net asset value                                         $ (0.08)          $  0.21
                                                                                   -------           -------
Net asset value, end of period                                                     $  7.06           $  7.14
                                                                                   =======           =======
Total return*                                                                        (1.12)%            3.03%
Ratio of net expenses to average net assets                                           2.31%**+          2.29%+
Ratio of net investment income (loss) to average net assets                          (1.27)%**+        (0.09)%+
Portfolio turnover rate                                                                 65%**             71%
Average brokerage commission per share                                             $0.0260           $0.0288
Net assets, end of period (in thousands)                                           $ 7,455           $ 9,846
Ratios assuming no waiver of management fees and assumption of expenses by PMC and no reduction for fees paid indirectly:
  Net expenses                                                                        5.47%**           4.39%
  Net investment loss                                                                (4.43)%**         (2.19)%
Ratios assuming waiver of management fees and assumption of expenses by PMC and reduction for fees paid indirectly:
  Net expenses                                                                        2.25%**           2.25%
  Net investment income (loss)                                                       (1.21)%**         (0.05)%



                                                                                  Year Ended       Year Ended    6/23/94 to
                                                                                   10/31/96         10/31/95     10/31/94(a)

CLASS A
Net asset value, beginning of period                                               $  8.47           $  11.28      $ 11.50
                                                                                   -------           --------      -------
Increase (decrease) from investment operations:

 Net investment income (loss)                                                      $  0.03           $  (0.01)     $  0.04
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions                                                                       (1.57)             (2.78)       (0.26)
                                                                                   -------           ---------     -------
  Net increase (decrease) from investment operations                               $ (1.54)          $  (2.79)     $(0.22)
Distributions to shareholders:
 Net investment income                                                                   -              (0.02)           -
                                                                                   -------           --------      -------
Net increase (decrease) in net asset value                                         $ (1.54)          $  (2.81)     $ (0.22)
                                                                                   -------           --------      -------
Net asset value, end of period                                                     $  6.93           $   8.47      $ 11.28
                                                                                   =======           ========      =======
Total return*                                                                       (18.18)%          (24.78)%       (1.91)%
Ratio of net expenses to average net assets                                           2.28%+             2.28%+       2.25%**
Ratio of net investment income (loss) to average net assets                           0.32%+           (0.14)%+       0.92%**
Portfolio turnover rate                                                                 64%                53%         109%**
Average brokerage commission per share                                             $0.0266                  -            -
Net assets, end of period (in thousands)                                           $12,388           $  8,397      $11,445
Ratios assuming no waiver of management fees and assumption of expenses by PMC and no reduction for fees paid indirectly:

  Net expenses                                                                        4.29%              4.21%        6.57%**
  Net investment loss                                                                (1.69)%            (2.07)%     (3.40)%**
Ratios assuming waiver of management fees and assumption of expenses by PMC and reduction for fees paid indirectly:
  Net expenses                                                                        2.25%              2.25%           -
  Net investment income (loss)                                                        0.35%             (0.11)%          -

(a) The per share data presented above is based upon the average shares outstanding for the period presented.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

+    Ratio assuming no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.    17

FINANCIAL HIGHLIGHTS 4/30/98
--------------------------------------------------------------------------------
Pioneer India Fund
--------------------------------------------------------------------------------

                                                                                  Six Months
                                                                                     Ended           Year Ended
                                                                                    4/30/98           10/31/97
CLASS B
Net asset value, beginning of period                                                $  6.96          $  6.80
                                                                                    -------          -------
Increase (decrease) from investment operations:

 Net investment loss                                                                $ (0.06)         $ (0.04)
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions                                                                        (0.03)            0.20
                                                                                    -------          -------
   Net increase (decrease) from investment operations                               $ (0.09)         $  0.16
Distributions to shareholders:
 Net investment income                                                                    -                -
                                                                                    -------          -------
Net increase (decrease) in net asset value                                          $ (0.09)         $  0.16
                                                                                    -------          -------
Net asset value, end of period                                                      $  6.87          $  6.96
                                                                                    =======          =======
Total return*                                                                         (1.29)%           2.35%
Ratio of net expenses to average net assets                                            2.85%**+         2.90%+
Ratio of net investment loss to average net assets                                    (1.82)%**+       (0.62)%+
Portfolio turnover rate                                                                  65%**            71%
Average brokerage commission per share                                              $0.0260          $0.0288
Net assets, end of period (in thousands)                                            $ 7,912          $ 9,392
Ratios assuming no waiver of management fees and assumption of expenses by PMC and no reduction for fees paid indirectly:

  Net expenses                                                                         6.09%**          4.99%
  Net investment loss                                                                 (5.06)%**        (2.71)%
Ratios assuming waiver of management fees and assumption of expenses by PMC and reduction for fees paid indirectly:

  Net expenses                                                                         2.79% **         2.86%
  Net investment loss                                                                 (1.76)%**        (0.58)%

                                                                                  Year Ended     Year Ended      6/23/94 to
                                                                                   10/31/96       10/31/95       10/31/94(a)
CLASS B
Net asset value, beginning of period                                                $  8.39       $ 11.24         $ 11.50
                                                                                    -------       -------         -------
Increase (decrease) from investment operations:

 Net investment loss                                                                $ (0.03)      $ (0.07)        $     -
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions                                                                        (1.56)        (2.77)          (0.26)
                                                                                    -------       -------         -------
   Net increase (decrease) from investment operations                               $ (1.59)      $ (2.84)        $ (0.26)
Distributions to shareholders:
 Net investment income                                                                    -         (0.01)              -
                                                                                    -------       -------         -------
Net increase (decrease) in net asset value                                          $ (1.59)      $ (2.85)        $ (0.26)
                                                                                    -------       -------         -------
Net asset value, end of period                                                      $  6.80       $  8.39         $ 11.24
                                                                                    =======       =======         =======
Total return*                                                                        (18.95)%      (25.31)%         (2.26)%
Ratio of net expenses to average net assets                                            3.15%+        3.01%+          3.21%**
Ratio of net investment loss to average net assets                                    (0.45)%+      (0.86)%+        (0.01)%**
Portfolio turnover rate                                                                  64%           53%            109%**
Average brokerage commission per share                                              $0.0266             -               -
Net assets, end of period (in thousands)                                            $ 8,275       $ 5,991         $ 6,084
Ratios assuming no waiver of management fees and assumption of expenses by PMC and no reduction for fees paid indirectly:

  Net expenses                                                                         5.23%         4.91%           7.50%**
  Net investment loss                                                                 (2.53)%       (2.76)%         (4.28)%**
Ratios assuming waiver of management fees and assumption of expenses by PMC and reduction for fees paid indirectly:

  Net expenses                                                                         3.13%         2.97%              -
  Net investment loss                                                                 (0.43)%       (0.82)%             -

(a) The per share data presented above is based upon the average shares outstanding for the period presented.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

+    Ratio assuming no reduction for fees paid indirectly.

18    The accompanying notes are an integral part of these financial statements.

Pioneer India Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 4/30/98
--------------------------------------------------------------------------------

                                                                                               Six Months
                                                                                                  Ended
                                                                                                 4/30/98
CLASS C
Net asset value, beginning of period                                                             $  6.93
                                                                                                 -------
Increase (decrease) from investment operations:

 Net investment loss                                                                             $ (0.07)
 Net realized and unrealized gain (loss) on investments and foreign currency transactions          (0.02)
                                                                                                 -------
Net increase (decrease) in net asset value                                                       $ (0.09)
                                                                                                 -------
Net asset value, end of period                                                                   $  6.84
                                                                                                 -------
Total return*                                                                                      (1.30)%
Ratio of net expenses to average net assets                                                         2.81%**+
Ratio of net investment loss to average net assets                                                (1.76)%**+
Portfolio turnover rate                                                                               65%**
Average brokerage commission per share                                                           $0.0260
Net assets, end of period (in thousands)                                                         $   630
Ratios assuming no waiver of management fees and assumption of expenses by PMC and no reduction for fees paid indirectly:

  Net expenses                                                                                      6.05%**
  Net investment loss                                                                              (5.00)%**

Ratios assuming waiver of management fees and assumption of expenses by PMC and reduction for fees paid indirectly:

  Net expenses                                                                                      2.70%**
  Net investment loss                                                                              (1.65)%**


                                                                                               Year Ended         1/31/96 to
                                                                                                10/31/97           10/31/96

CLASS C
Net asset value, beginning of period                                                            $  6.77            $  7.85
                                                                                                -------            -------
Increase (decrease) from investment operations:

 Net investment loss                                                                            $ (0.04)           $ (0.02)
 Net realized and unrealized gain (loss) on investments and foreign currency transactions          0.20              (1.06)
                                                                                                -------            -------
Net increase (decrease) in net asset value                                                      $  0.16            $ (1.08)
                                                                                                -------            -------
Net asset value, end of period                                                                  $  6.93            $  6.77
                                                                                                =======            =======
Total return*                                                                                      2.36%            (13.76)%
Ratio of net expenses to average net assets                                                       2.84%+              3.12%**+
Ratio of net investment loss to average net assets                                                (0.56)%+          (0.42)%**+
Portfolio turnover rate                                                                              71%                64%
Average brokerage commission per share                                                          $0.0288            $0.0266
Net assets, end of period (in thousands)                                                        $   803            $   557
Ratios assuming no waiver of management fees and assumption of expenses by PMC and no reduction for fees paid indirectly:

  Net expenses                                                                                     4.89%              4.63%**
  Net investment loss                                                                             (2.61)%            (1.93)%**
Ratios assuming waiver of management fees and assumption of expenses by PMC and reduction for fees paid indirectly:

  Net expenses                                                                                     2.78%              3.06%**
  Net investment loss                                                                             (0.50)%            (0.36)%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

+    Ratio assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.    19

Pioneer India Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 4/30/98
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer India Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term growth of capital.

The Fund offers three classes of shares--Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees, and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded on trade date. Each day, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the

Pioneer India Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   applicable country rates. Temporary cash investments are valued at amortized cost.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

   The Fund's investments in countries with limited or developing markets, such as India, may subject the Fund to a greater degree of risk than in a developed market. Risks associated with these developing markets, attributable to political, social or economic factors, may affect the price of the Fund's investments and income generated by these investments, as well as the Fund's ability to repatriate such amounts.

   In addition, delays are common in registering transfers of securities in India, and the Fund may be unable to sell portfolio securities until the registration process is completed. At April 30, 1998, the value of the Fund's investments undergoing the registration process amounted to $3,134,668 or 19.6% of total net assets.

B. Foreign Currency Translation

   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Forward Foreign Currency Contracts

   The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable

Pioneer India Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 4/30/98                              (continued)
--------------------------------------------------------------------------------

   exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. As of April 30, 1998, the Fund had no outstanding portfolio or settlement hedges.

D. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

   In addition to the requirements of the Internal Revenue Code, the Fund may also be required to pay local taxes on net realized capital gains in certain countries. The required capital gains taxes, if any, are determined in accordance with local tax laws. In determining daily net asset value, the Fund estimates the reserve for capital gains taxes, if any, associated with net unrealized gains on certain portfolio securities. The estimated reserve for capital gains taxes, if any, is based on the holding periods of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. During the six months ended April 30, 1998, the Fund paid no capital gains taxes on the sale of certain foreign securities.

   The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

E. Fund Shares

   The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned

22

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Pioneer India Fund
--------------------------------------------------------------------------------

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   $2,487 in underwriting commissions on the sale of fund shares during the six months ended April 30, 1998.

F. Class Allocations

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

G. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneering Management Corporation (PMC), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PMC manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 1.25% of the Fund's average daily net assets.

PMC has agreed not to impose a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit Class A expenses to 2.25% of the average daily net assets attributable to Class A shares; the portion of the Fund-wide expenses attributable to Class B and Class C shares will be reduced only to the extent that such

                                                                              23

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Pioneer India Fund
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NOTES TO FINANCIAL STATEMENTS 4/30/98                              (continued)
--------------------------------------------------------------------------------

expenses are reduced for Class A shares. PMC's agreement is voluntary and temporary and may be revised or terminated at any time.

In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund.

PMC has appointed Khothari Pioneer AMC Ltd. (the Indian Adviser) as the Fund's adviser in India. In managing the Fund's Indian investments, PMC relies on the advice and local expertise of the Indian Adviser. The Indian Adviser is a joint venture between PMC and Investment Trust of India Limited (ITI), a corporation organized under the laws of India. As compensation for its services under its subadvisory agreement with PMC and the Fund, PMC pays the Indian Adviser a management fee at the annual rate from 0.10% to 0.60% of the Fund's average gross assets invested in India's securities markets, including assets invested in American, global or other types of depository receipts for securities traded in India's securities markets. The annual rate is 0.10% of such gross assets up to $15 million; 0.20% of the next $30 million; 0.40% of the next $15 million; and 0.60% of the excess over $60 million.

3. Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $14,133 in transfer agent fees payable to PSC at April 30, 1998.

4. Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $8,564 in distribution fees payable to PFD at April 30, 1998.

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Pioneer India Fund
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In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the six months ended April 30, 1998, CDSCs in the amount of $38,081 were paid to PFD.

5. Expense Offsets

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended April 30, 1998, the Fund's expenses were reduced by $4,342 under such arrangements.

6. Line of Credit Facility

The Fund, along with certain others in the Pioneer Family of Funds (the "Funds"), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the six months ended April 30, 1998, there were no borrowings under this agreement.

                                                                              25

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Pioneer India Fund
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REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and the Board of Trustees of Pioneer India Fund:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer India Fund as of April 30, 1998, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer India Fund as of April 30, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Boston, Massachusetts
June 5, 1998

26

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Pioneer India Fund
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TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Trustees                           Officers

John F. Cogan, Jr.                 John F. Cogan, Jr., Chairman and
Mary K. Bush                        President
Richard H. Egdahl, M.D.            David D. Tripple, Executive Vice President
Margaret B.W. Graham               Jaskaran S. Teja, Vice President
John W. Kendrick                   Norman Kurland, Vice President
Marguerite A. Piret                Mark H. Madden, Vice President
David D. Tripple                   William H. Keough, Treasurer
Stephen K. West                    Joseph P. Barri, Secretary
John Winthrop

Investment Adviser
Pioneering Management Corporation

Custodian
Brown Brothers Harriman & Co.

Independent Public Accountants
Arthur Andersen LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneering Services Corporation

                                                                              27

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RETIREMENT PLANS FROM PIONEER
--------------------------------------------------------------------------------

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.

Individual Retirement Account (IRA)

An IRA is a tax-favored account that allows anyone under age 70 with earned income to contribute up to $2,000 annually. Spouses may contribute up to $2,000 annually into a separate IRA, for a total of $4,000 per year for a married couple. Earnings are tax-deferred, and contributions may be tax-deductible.

Roth IRA

The Roth IRA came about as part of the Taxpayer Relief Act of 1997 and is available to investors in 1998. Contributions, up to $2,000 a year, are not tax-deductible, but earnings are tax-free for qualified withdrawals.

401(k) Plan

The traditional 401(k) plan allows employees to make pre-tax contributions through payroll deduction, up to $9,500 per year or 25% of pay, whichever is less. Employers may contribute.

SIMPLE (Savings Incentive Match Plan for Employees)
401(k) or IRA Plan

Businesses with 100 or fewer eligible employees can establish either plan; both resemble the traditional 401(k), but with less testing and lower administration costs. Employees can make pre-tax contributions of up to $6,000 per year, and an employer contribution is required.

403(b) Plan

Also known as a Tax-Sheltered Account (TSA), a 403(b) plan is available only to employees of public schools, not-for-profit hospitals and other tax-exempt organizations. A 403(b) plan lets employees set aside a portion of their salary, before taxes, through payroll deduction.

Most retirement plan withdrawals must meet specific conditions to avoid penalties.

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Simplified Employee Pension Plan (SEP)

SEPs let self-employed people and small-business owners make tax-deductible contributions of up to 15% of their income. Generally, employers must contribute the same percentage of pay for themselves and any eligible employees; contributions are made directly to employees' IRAs. SEPs are easy to administer and can be an especially good choice for firms with few or no employees.

Profit Sharing Plan

Profit sharing plans offer companies considerable flexibility, allowing them to decide each year whether a contribution will be made and how much, up to 15% of each participant's pay. These plans can include provisions for loans and vesting schedules.

Age-Weighted Profit Sharing Plan

Like traditional profit sharing plans, employer contributions are flexible, but age-weighted plans allocate contributions based on both age and salary. Age-weighted plans are designed for employers who want to maximize their own contributions while keeping contributions to employees affordable.

Money Purchase Pension Plan (MPP)

Money purchase plans are similar to profit sharing plans, but allow for higher annual contributions - up to 25% of pay. MPPs aren't as flexible as profit sharing plans; a fixed percentage of pay must be contributed each year, determined when the plan is established. Businesses often set up both MPPs and profit sharing plans.

Most retirement plan withdrawals must meet specific conditions to avoid penalties.

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HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997

Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

Our toll-free fax                                                 1-800-225-4240

Our Internet e-mail address                                 ask.pioneer@piog.com
(for general questions about Pioneer only)

Visit our web site:                                         www.pioneerfunds.com

This report must be preceded or accompanied by a current Fund prospectus.

[Pioneer logo]

Pioneer Funds Distributor, Inc.
60 State Street                                  0698 - 5290
Boston, Massachusetts 02109                  (C) Pioneer Funds Distributor, Inc.
www.pioneerfunds.com                  [Recycle symbol] Printed on Recycled Paper